UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 13, 2013, Encore Capital Group, Inc., a Delaware corporation (the “Company”), completed the merger contemplated by the Agreement and Plan of Merger (“Merger Agreement”), dated as of March 6, 2013, by and between the Company, Pinnacle Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Asset Acceptance Capital Corp., a Delaware corporation (“AACC”). Pursuant to the terms of the Merger Agreement, Merger Sub has merged with and into AACC, with AACC continuing as the surviving corporation and a wholly owned subsidiary of the Company.

The following information was submitted by American Stock Transfer & Trust Company, LLC, the exchange agent, regarding the results of merger consideration elections:

•	The holders of approximately 15,447,507 shares of AACC common stock elected to receive stock consideration in exchange for their shares of Company common stock; and

•	The holders of approximately 14,815,475 shares of AACC common stock elected to receive cash consideration in exchange for their shares of AACC common stock; and

•	The holders of approximately 666,163 shares of AACC common stock failed to make a valid election.

Based on the election results, AACC stockholders making an effective election to receive all cash consideration and those stockholders failing to make a valid election will receive 100% of their respective merger consideration in the form of cash consideration (at the rate of $6.50 per share of AACC common stock). As a result of pro-ration, AACC stockholders making an effective election to receive stock consideration will receive approximately 50.055% of their merger consideration in shares of Company common stock (at the exchange rate of 0.2162 shares of Company common stock for each share of AACC common stock) and the remainder of their respective merger consideration in the form of cash consideration.

The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2013, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of AACC as of December 31, 2012 and 2011 and for each of the years in the three year period ended December 31, 2012 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of AACC as of March 31, 2013 and for the three month periods ended March 31, 2013 and 2012 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of financial condition of the Company as of December 31, 2012 and the unaudited pro forma condensed combined statement of earnings of the Company for the year ended December 31, 2012, which give effect to the acquisition of AACC, are attached hereto as Exhibit 99.3 and are incorporated herein by reference (as previously disclosed in the Company’s prospectus filed with the SEC on May 6, 2013, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended).

The unaudited pro forma condensed combined statement of financial condition of the Company as of March 31, 2013 and the unaudited pro forma condensed combined statement of earnings of the Company for the three months ended March 31, 2013, which give effect to the acquisition of AACC, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2013, by and between Encore Capital Group, Inc., Pinnacle Sub, Inc. and Asset Acceptance Capital Corp. (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 6, 2013 and incorporated herein by reference).

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of AACC as of December 31, 2012 and 2011, and for each of the years in the three year period ended December 31, 2012.

99.2	Unaudited consolidated financial statements of AACC as of March 31, 2013 and for the three month periods ended March 31, 2013 and 2012.

99.3	Unaudited pro forma condensed combined statement of financial condition of the Company as of December 31, 2012 and the unaudited pro forma condensed combined statement of earnings of the Company for the year ended December 31, 2012.

99.4	Unaudited pro forma condensed combined statement of financial condition of the Company as of March 31, 2013 and the unaudited pro forma condensed combined statement of earnings of the Company for the three months ended March 31, 2013 (attached as Exhibit 99.1 to Company’s Current Report on Form 8-K filed with the SEC on May 9, 2013 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: June 17, 2013	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2013, by and between Encore Capital Group, Inc., Pinnacle Sub, Inc. and Asset Acceptance Capital Corp. (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 6, 2013 and incorporated herein by reference).

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of AACC as of December 31, 2012 and 2011, and for each of the years in the three year period ended December 31, 2012.

99.2	Unaudited consolidated financial statements of AACC as of March 31, 2013 and for the three month periods ended March 31, 2013 and 2012.

99.3	Unaudited pro forma condensed combined statement of financial condition of the Company as of December 31, 2012 and the unaudited pro forma condensed combined statement of earnings of the Company for the year ended December 31, 2012.

99.4	Unaudited pro forma condensed combined statement of financial condition of the Company as of March 31, 2013 and the unaudited pro forma condensed combined statement of earnings of the Company for the three months ended March 31, 2013 (attached as Exhibit 99.1 to Company’s Current Report on Form 8-K filed with the SEC on May 9, 2013 and incorporated herein by reference).